                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 16, 2007

                            MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-11201                  22-1642321
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(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)

41 Fairfield Place, West Caldwell, New Jersey                           07006
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   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (973) 575-1300

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 16, 2007, Merrimac Industries, Inc. issued a press release announcing results of operations for the fourth quarter and fiscal year ended
December 30, 2006. The entire text of the press release is furnished as Exhibit
99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press release dated April 16, 2007 issued by Merrimac Industries, Inc., announcing results of operations for the fourth quarter and fiscal year ended December 30, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRIMAC INDUSTRIES, INC.

                                        By: /s/ Robert V. Condon
                                            ------------------------------------
                                        Name: Robert V. Condon
                                        Title: Vice President, Finance
                                               and Chief Financial Officer

Date: April 16, 2007